UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Malvern Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
  No fee required.
☐
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)
  Title of each class of securities to which transaction applies: _______________________________
(2)
  Aggregate number of securities to which transaction applies: _______________________________
(3)
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__
(4)
  Proposed maximum aggregate value of transaction:_______________________________________
(5)
  Total fee paid:_______________________________________________________________________
☐
  Fee paid previously with preliminary materials:_______________________________________________
☐
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)
  Amount Previously Paid:_____________________________________________________________
(2)
  Form, Schedule or Registration Statement No.:___________________________________________
(3)
  Filing Party:________________________________________________________________________
Date Filed: _________________________________________________________________________________

January 3, 2014
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Malvern Bancorp, Inc. The meeting will be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 6, 2014 at 10:00 a.m., Eastern Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.
It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.
Your continued support of and interest in Malvern Bancorp, Inc. is sincerely appreciated.
Very truly yours,

Ronald Anderson
President and Chief Executive Officer

MALVERN BANCORP, INC.
42 East Lancaster Avenue
Paoli, Pennsylvania 19301
(610) 644-9400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME
10:00 a.m., Eastern Time, Thursday, February 6, 2014
PLACE
Sheraton Great Valley Hotel
707 East Lancaster Avenue
Frazer, Pennsylvania
ITEMS OF BUSINESS
(1)
  To elect three directors for a three-year term expiring in 2017, one director to a two-year term expiring in 2016 and, in each case, until their successors are elected and qualified;
(2)
  To adopt a non-binding resolution to approve the compensation of our named executive officers;
(3)
  To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014; and
(4)
  To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.
RECORD DATE
Holders of Malvern Bancorp common stock of record at the close of business on December 18, 2013 are entitled to vote at the meeting.
ANNUAL REPORT
Our 2013 Annual Report is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS

Shirley Stanke
Corporate Secretary
Paoli, Pennsylvania
January 3, 2014

PROXY STATEMENT
OF
MALVERN BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Malvern Bancorp, Inc. (the “Company”), the holding company of Malvern Federal Savings Bank (the “Bank”). Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 6, 2014 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 3, 2014.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2014. This proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2013 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.
What is the purpose of the annual meeting?
At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, consisting of the election of directors, a non-binding resolution to approve the compensation of our named executive officers and the ratification of our independent registered public accounting firm.
Who is entitled to vote?
Only Malvern Bancorp shareholders of record as of the close of business on the record date for the meeting, December 18, 2013, are entitled to vote at the meeting. On the record date, we had 6,558,473 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.
How do I submit my proxy?
After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting even if you do not attend the meeting.
If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?
Your broker may not vote on the election of directors unless you provide your broker with instructions on how to vote. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”
Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors and the non-binding proposal to approve the compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.
Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?
All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.
Can I change my vote after I return my proxy card?
Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.
•
  First, you may send a written notice to our Corporate Secretary, Ms. Shirley Stanke, Malvern Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.
•
  Second, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.
•
  Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.
If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.
What are the Board of Directors’ recommendations?
The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the non-binding resolution to approve the compensation of our named executive officers and FOR the ratification of the appointment of BDO USA, LLP for fiscal 2014.
The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.
What vote is required to approve each item?
The election of directors will be determined by a plurality of the votes cast at the annual meeting. The nominees for director receiving the most “for” votes in each class, up to the number of directors to be elected in such class, will be elected directors. The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of BDO USA, LLP for fiscal 2014 and to approve non-binding resolution approving the compensation of our named executive officers. Under the Pennsylvania Business Corporation Law, abstentions and broker “non-votes” are not counted as votes cast.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)
Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. Generally, one class shall be elected annually. At this meeting, you will be asked to elect three directors for a three-year term expiring in 2017 and one director for a two-year term expiring in 2016, and, in each case, until their successors are elected and qualified.
Our Board of Directors has recommended the election of Messrs. Steinmetz, Scartozzi, O’Grady and Packard as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Hughes, Scartozzi, Steinmetz, Palmer and Yerkes and Ms. Camp and Ms. Woodman are independent directors, as defined in the Nasdaq listing standards. Our Board of Directors has also determined that Messrs. O’Grady and Packard will be independent directors as defined in the Nasdaq listing standards if elected. Ms. Camp previously informed our Board of Directors of her decision, due to her work schedule and increased business and professional responsibilities, not to seek re-election to the Board of Directors. Accordingly, Ms. Camp’s term as director will expire as of the Annual Meeting.
Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.
John P. O’Grady was nominated for election as a director for a three year term pursuant to a Standstill Agreement, dated October 15, 2013, with Stilwell Value Partners VI, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Mr. Joseph Stilwell (collectively, “The Stilwell Group”) and Mr. O’Grady. During the term of the Standstill Agreement, which is scheduled to continue through the date of the Company’s annual meeting in 2017, The Stilwell Group has agreed not to, among other things, solicit proxies in opposition to any recommendations or proposals of the Company’s Board of Directors, initiate or solicit shareholder proposals or seek to place any additional representatives on the Company’s Board of Directors other than Mr. O’Grady (or his alternate if he does not stand for election or any replacement director), oppose any proposal or director nomination submitted by the Board of Directors to the Company’s shareholders, vote for any nominee to the Company’s Board of Directors other than those nominated or supported by the Board of Directors, seek to exercise any control or influence over the management of the Company or the Boards of Directors of the Company or the Bank (although nothing in the Standstill Agreement will prevent Mr. O’Grady, from expressing his views to other members of the Board at duly convened meetings of the Boards of Directors), propose or seek to effect a merger or sale of the Company or initiate litigation against the Company. In connection with Mr. O’Grady consenting to serve as The Stilwell Group’s nominee for election to the Board of Directors of the Company, The Stilwell Group granted Mr. O’Grady an option to purchase from The Stilwell Group up to 40,000 shares of common stock of the Company at $11.90 per share. The option will vest if Mr. O’Grady is elected as a director of the Company and will become exercisable only if a change in control of the Company has occurred. The option will expire three years from the date that it vests.

The following tables present information concerning the nominees for director and our continuing directors. All of our current directors also serve as directors of Malvern Federal Savings Bank. The indicated period of service as a director includes service as a director of Malvern Federal Savings Bank. Ages are reflected as of September 30, 2012.
Nominees for Director for Three-Year Terms Expiring in 2017

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
George E. Steinmetz	52	Director. Owner, Matthews Paoli Ford, an automobile dealership, Paoli, Pennsylvania since 2002.	2007
		Mr. Steinmetz’s background as a small business owner in the Bank’s market area position him as well qualified to serve as a Director.
Stephen P. Scartozzi	61	Director. President of The Hardware Center, Inc., Paoli, Pennsylvania since 2008.	2010
		Mr. Scartozzi’s background as a small business owner in the Bank’s market area make him well qualified to serve as a Director.
John P. O’Grady	46
Mr. O’Grady has been the managing member and the portfolio manager and trader at Tucana Capital Management LLC since October 2007. Mr. O’Grady has also been the portfolio manager at both Renatus Investments and Renasco Investments since July 2011. Mr. O’Grady formed a real estate fund in 2009, which studied mispriced real estate assets listed for sale by banks. The fund also invested in small, mid-sized and large capitalization banks. Mr. O’Grady previously was employed in trading and investment banking in the global institutional fixed income market for 20 years with Merrill Lynch Peirce Fenner & Smith.
			—
		Mr. O’Grady’s experience in investment banking and real estate as well as his past experience in real estate funds, investments and trading make him well qualified to serve as a Director.
Nominee for Two-Year Term Expiring in 2016

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Ralph K. Packard	68	Mr. Packard is retired. He previously was employed in various positions by the Vanguard Group, Inc. from 1986 through 2008, retiring as Managing Director and Chief Financial Officer.	—
		Mr. Packard’s career experience in investment management and in corporate financial services and internal audit services make him well qualified to serve as a Director.
The Board of Directors recommends that you vote FOR the election of the nominees for director.

Members of the Board of Directors Continuing in Office
Directors Whose Terms Expire in 2015

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Joseph E. Palmer, Jr.	73	Director. Co-owner and manager of Palmer Group Properties, a real estate investment and management company located in Paoli, Pennsylvania since 1994.	1986
		Mr. Palmer’s extensive experience as an owner and operator of a real estate company in the Bank’s market area position him as well qualified to serve as a Director.
Therese Woodman	61	Director. Township Manager of East Whiteland Township since February 2001.	2009

Ms. Woodman brings a wealth of experience to the Board with respect to local community matters, particularly in the areas of planning and development, which makes her well qualified to serve as a Director.

John B. Yerkes, Jr.	75	Vice Chairman of the Board. Principal and Chief Executive Officer of Yerkes Associates, Inc., consulting civil engineers, West Chester, Pennsylvania, since 1961.	1975
		Mr. Yerkes’ background as a business owner and civil engineer position him as well qualified to serve as a Director.
Directors Whose Terms Expire in 2016

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Ronald Anderson	57	President and Chief Executive Officer since 2008 and President and Chief Executive Officer of Malvern Federal Savings Bank since September 2002. Previously, Executive Vice President and Chief Executive Officer of Malvern Federal Savings Bank from September 2001 to September 2002.	2006
		Mr. Anderson’s long service as an executive officer of Malvern Bancorp and the Bank provide the Board with a wealth of knowledge and experience and make him well qualified to serve as a Director.
F. Claire Hughes, Jr.	69	Chairman of the Board. Retired since January 2007. Previously Vice President, General Manager and Treasurer of Matthews Ford and President of Matthews Leasing Company, Paoli, Pennsylvania.	2001
		Mr. Hughes’ business and financial experience as manager of a small business and president of a leasing company make him well qualified to serve as a director.

Executive Officers Who are Not Also Directors
Dennis Boyle, who is 61 years old, currently is Senior Vice President and Chief Financial Officer of Malvern Bancorp and Senior Vice President, Treasurer and Chief Financial Officer of Malvern Federal Savings Bank. Previously, Mr. Boyle served as Vice President and Treasurer of Malvern Federal Savings Bank and in various other capacities since joining the bank in 1974.
Richard J. Fuchs, who is 64 years old, joined Malvern Federal Savings Bank as Senior Vice President — Operations on September 1, 2009. Previously, Mr. Fuchs served as the Executive Vice President — Retail Banking and Chief Deposit Office of Fox Chase Bank, Hatboro, Pennsylvania, from April 2006 until September 2009, and prior thereto, he was Senior Vice President — Community Banking Division at The Bryn Mawr Trust Company, Bryn Mawr, Pennsylvania, and he also served as President and Chief Executive Officer of its subsidiary, the Bryn Mawr Brokerage Company from 2000 to 2005.
William E. Hughes, Jr., who is 56 years old, has served as Senior Vice President and Chief Lending Officer of Malvern Federal Savings Bank since 1997 and in various other capacities since joining the Bank in 1977.
Charles H. Neiner, who is 68 years old, has served as Chief Credit Officer of Malvern Federal Savings Bank since July 2011. Previously, Mr. Neiner served as Loan Servicing Manager since joining Malvern Federal Savings Bank in 2002. Mr. Neiner, who is a certified public accountant, has more than 35 years experience in the financial services industry, both as an independent consultant and as an employee with several banks and mortgage banking institutions.
Director Nominations
Nominations for director of Malvern Bancorp are made by the full Board of Directors. The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”
The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.
Committees and Meetings of the Board of Directors
During the fiscal year ended September 30, 2013, the Board of Directors of Malvern Bancorp met 17 times. No director of Malvern Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees. The Board of Directors of Malvern Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Camp			*
Hughes	*	**
Palmer	*	*
Scartozzi	*
Steinmetz	**	*
Woodman			*
Yerkes		*	**

*
  Member
**
  Chair
Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Steinmetz, Hughes, Scartozzi and Palmer. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K, and monitors Malvern Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Steinmetz meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met seven times in fiscal 2013. The Audit Committee charter as presently in effect is available on the Company’s website, www.malvernfederal.com.
Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the Annual Meeting. The Nominating and Corporate Governance Committee met one time in fiscal 2013. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.
Compensation Committee. It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers. The Compensation Committee met one time in fiscal 2013. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.
Board Leadership Structure and the Board’s Role in Risk Oversight
Ronald Anderson serves as our President and Chief Executive Officer and F. Claire Hughes, Jr. serves as Chairman of the Board. The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of Malvern Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Hughes is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Malvern Bancorp encounters, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the company. Members of senior management regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of Malvern Bancorp’s management and affairs though its committees and meetings of independent directors.
Directors’ Attendance at Annual Meetings
Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so. In 2013, all of our directors attended our annual meeting of shareholders except Messrs. Palmer and Steinmetz.
Directors’ Compensation
We do not pay separate compensation to directors for their service on the Board of Directors of Malvern Bancorp. Fees are paid to directors by the Bank only. Our directors, except for our President and Chief Executive Officer and Chairman of the Board, currently receive a fee of $400 for attending regularly scheduled monthly Board meetings of the Bank for a maximum of $800 per month. Directors, with the exception our President and Chief Executive Officer, also receive fees for attending property/loan committee meetings and reviewing loans. The Bank’s Chairman of the Board currently receives an annual retainer of $60,000 and the Vice Chairman receives $30,000. The remaining directors, other than Mr. Anderson, receive annual retainers of $25,000.
The table below summarizes the total compensation paid by Malvern Federal Savings Bank to our non-employee directors for the fiscal year ended September 30, 2013.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
F. Claire Hughes, Jr.	$60,540	$3,022	$63,562
Kristin S. Camp (2)	34,900	—	34,900
Joseph E. Palmer, Jr.	32,760	4,066	36,826
Stephen P. Scartozzi	34,340	—	34,340
George E. Steinmetz	35,800	—	35,800
Therese Woodman	33,960	—	33,960
John B. Yerkes, Jr.	38,500	4,668	43,168

(1)
  Consists of accruals under the Directors’ Retirement Plan.
(2)
  Ms. Camp’s term as director will end at the Annual Meeting.
Malvern Federal Savings Bank has entered into Director Retirement Plan (“DRP”) Agreements with directors Hughes, Palmer and Yerkes. The DRP Agreements provide the subject directors with retirement benefits for a five-year period at normal retirement age, defined as 80 years. The normal annual retirement benefit amounts are $17,400, $15,500, and $14,300 in the case of Messrs. Hughes, Palmer and Yerkes, respectively. The DRP Agreements also provide for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank. The DRP Agreements provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. The DRP Agreements also include non-compete provisions.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Malvern Federal Saving Bank and Malvern Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.
The Audit Committee has reviewed and discussed Malvern Bancorp’s audited financial statements with management. The Audit Committee has discussed with Malvern Bancorp’s independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the audit committee concerning independence, and has discussed with BDO USA, LLP, the independent auditor’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Malvern Bancorp’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for filing with the Securities and Exchange Commission.
Members of the Audit Committee
George E. Steinmetz, Chairman
F. Claire Hughes, Jr.
Joseph E. Palmer, Jr.
Stephen P. Scartozzi

MANAGEMENT COMPENSATION

Summary Compensation Table
The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2013 and 2012 to our principal executive officer and the other two most highly compensated executive officers during fiscal 2013. Malvern Bancorp, the holding company of Malvern Federal Savings, has not paid separate cash compensation to our executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation (1)	Total
Ronald Anderson	2013	$201,000	$—	$50,391	$251,391
President and Chief Executive Officer	2012	201,000	—	41,536	242,536
Dennis Boyle	2013	171,150	—	49,109	220,259
Senior Vice President and Chief Financial Officer	2012	171,150	—	41,124	212,274
William E. Hughes, Jr.	2013	134,400	—	27,161	161,561
Senior Vice President and Chief Lending Officer	2012	134,400	—	21,609	156,009

(1)
  Includes amounts accrued under the Supplemental Executive Retirement Agreements, life insurance premiums, employer matching contributions and supplemental contributions under the Bank’s 401(k) plan, amounts allocated pursuant to the Company’s employee stock ownership plan and, in the case of Mr. Anderson, an automobile allowance.

Malvern Bancorp has not implemented any equity awards or stock option plans to date. Malvern Bancorp does not maintain any non-equity incentive plans.
Supplemental Executive Retirement Agreements
In September and October 2004, Malvern Federal Savings Bank entered into Supplemental Executive Retirement Agreements (“SERPs”) with Messrs. Boyle, Anderson and Hughes, respectively. The Bank also has entered into SERPs with another executive officer and three non-executive officers. Under the terms of the SERPs, the officer will be entitled to an annual retirement benefit payable over 15 years. The annual benefit at normal retirement age, defined as 65 years, is $61,000, $50,000 and $45,000 in the case of Messrs. Anderson, Boyle and Hughes, respectively. Such normal retirement benefits under the SERPs can be increased by 3.5% for each year that the executive’s separation of service from the Bank is delayed beyond age 65, up to age 70. The SERPs also provide for reduced benefits upon early retirement and for benefits upon the executive’s death or disability or upon the executive’s separation of service following a change-in-control, as defined, of the Bank. The SERPs also provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. In order not to forfeit the payment of benefits under the SERPs, the officers must honor the non-compete provisions of such agreements.
Employees’ Savings & Profit Sharing Plan
Malvern Federal Savings Bank maintains an Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), for its employees including executive officers. Eligible employees may defer up to 6% of their salaries, with a matching contribution made by the Bank up to a specified limit determined annually by the Board of Directors. The Bank also may make additional discretionary contributions. We made 401(k) Plan matching contributions of $110,000 and $102,000, respectively, in fiscal 2013 and 2012.
Employee Stock Ownership Plan
In 2008, the Company established an employee stock ownership plan (the “ESOP”) for all eligible employees. As part of the Bank’s mutual holding company reorganization, the ESOP purchased 241,178 shares of common stock of Malvern Federal Bancorp utilizing a $2.6 million loan from the Company. The loan to the ESOP is being repaid over its term of 18 years and shares are released for allocation to employees’ accounts as debt service payments are made. Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement. Benefits are payable upon retirement or separation from service. The current ESOP trustees are Messrs. Anderson, Steinmetz and Boyle.
Endorsement Split Dollar Insurance Agreements
Malvern Federal Savings Bank has purchased insurance policies on the lives of its executive officers, and has entered into Split Dollar Insurance Agreements with each of those officers. The policies are owned by Malvern Federal Savings Bank which pays each premium due on the policies. Under the agreements with the named executive officers, upon an officer’s death while he/she remains employed by Malvern Federal Savings Bank the executive’s beneficiary shall receive proceeds in the amount of three times the executive’s base salary at the time of death. In the case of the officer’s death after termination of employment with Malvern Federal Savings Bank, provided the officer reached age 65 before such termination, the officer’s beneficiary shall receive proceeds in the amount of two times the executive’s base salary. Malvern Federal Savings Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Malvern Federal Savings Bank in full for its life insurance investment.
The Split Dollar Insurance Agreements may be terminated at any time by Malvern Federal Savings Bank or the officer, by written notice to the other. The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Malvern Federal Savings Bank, cessation of

Malvern Federal Savings Bank’s business or upon bankruptcy, receivership or dissolution or by Malvern Federal Savings Bank upon the officer’s termination of service to Malvern Federal Savings Bank. Upon termination, the officer forfeits any right in the death benefit and Malvern Federal Savings Bank may retain or terminate the insurance policy in its sole discretion.
Related Party Transactions
Loans and Extensions of Credit. Malvern Federal Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons except Malvern Federal Savings Bank waives the origination fees on real estate loans made to all employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Malvern Federal Savings Bank.
The table below lists the only outstanding loan made by Malvern Federal Savings Bank to a related person, where the amount involved exceeds $120,000 and the loan origination fee was waived. The loan is to an executive officer secured by real estate where, consistent with our policy for all employees, the typical 3.0% loan origination fee was waived. The loan was modified in fiscal 2012 to the current interest rate.

Name	Year ended September 30,	Largest Principal Amount Outstanding during Year	Amount Outstanding at Year-End	Amounts Paid During Year		Interest Rate
				Principal	Interest
William E. Hughes, Jr.	2013	$203,740	$187,235	$16,505	$6,610	3.25%
	2012	216,240	203,740	12,499	9,760	3.25
Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth as of December 18, 2013, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Bancorp, (iii) certain executive officers of Malvern Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 18, 2013 (1)		Percent of Common Stock
PL Capital, LLC 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	637,310	(2)	9.7%
Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	645,524	(3)	9.8
Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, New York 10022	645,000	(4)	9.8
Directors and Nominees:
Ronald Anderson	17,091	(5)(6)	*
Kristin S. Camp	3,182		*
F. Claire Hughes, Jr.	5,374		*
John P. O’Grady	0		—
Ralph K. Packard	0		—
Joseph E. Palmer, Jr.	4,799		*
Stephen P. Scartozzi	2,743	(7)	*
George E. Steinmetz	12,848	(6)(8)	*
Therese Woodman	4,045		*
John B. Yerkes, Jr.	5,374		*
Other Named Executive Officers:
Dennis Boyle	21,612	(6)(9)	*
William E. Hughes, Jr.	16,725	(10)	*
All Directors, Director Nominees and Executive Officers as a Group (14 persons)	107,827	(11)	1.6%

*
  Represents less than 1% of our outstanding common stock.
(1)
  Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(Footnotes continued on following page)

(Footnotes continued from prior page)
(2)
  According to filings under the Exchange Act by PL Capital, LLC (“PL Capital”) and the following persons and entities (collectively, the “PL Capital Group”) which share beneficial ownership of certain of the shares: Financial Edge Fund, L.P. (“Financial Edge Fund”); Financial Edge-Strategic Fund, L.P. (“Financial Edge Strategic”); PL Capital/Focused Fund, L.P. (“Focused. Fund”); PL Capital, general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, L.P. (“Goodbody/PL LP”); Goodbody/PL Capital, LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer and Richard J. Lashley, as managing members of PL Capital, PL Capital Advisors and Goodbody/PL LLC; and Richard J. Lashley, individually.
(3)
  According to filings under the Exchange Act by Joseph Stilwell and certain affiliated entities and John Stilwell. Joseph Stilwell beneficially owns 645,524 shares of Malvern Bancorp common stock, including shares which Joseph Stilwell has shared voting and dispositive over and which are held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., and Stilwell Value LLC, in Joseph Stilwell’s capacities as the general partner of Stilwell Partners and the managing member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI and Stilwell Associates, and of Stillwell Management, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Associates.
(4)
  According to filings under the Exchange Act by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”) with respect to 645,000 shares beneficially owned by certain partnerships, (ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to shares beneficially owned by such partnerships, of which Holdings is the general partner, and (iii) Terry Maltese, managing member of SOAM, with respect to shares beneficially owned by SOAM and Holdings. In his capacity as president and managing member of Holdings and SOAM, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by SOAM and Holdings. SOAM owned directly no shares but may be deemed to beneficially own an aggregate of 645,000 shares by reason of its position as investment advisor.
(5)
  Includes 13,673 shares held in the Malvern Federal Saving Bank Employees’ Savings and Profit Sharing plan (the “401(k) Plan”), and 3,418 shares allocated to Mr. Anderson’s account in the employee stock ownership plan (“ESOP”).
(6)
  Does not include 194,812 unallocated shares held in the ESOP which are voted by the ESOP trustees.
(7)
  Includes 1,743 shares held jointly by Mr. Scartozzi and his spouse.
(8)
  Includes 100 shares held by Mr. Steinmetz as custodian for his children.
(9)
  Includes 18,435 shares held in the 401(k) Plan, 322 shares held by Mr. Boyle’s children and 2,855 shares allocated to Mr. Boyle’s account in the ESOP.
(10)
  Includes 14,523 shares held in the 401(k) Plan and 2,202 shares allocated to Mr. Hughes’ account in the ESOP.
(11)
  Includes an aggregate 10,942 shares allocated to the ESOP accounts and an aggregate 50,180 shares allocated to the 401(k) Plan accounts of executive officers.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2013, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL TWO)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.
The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Anderson, Boyle and Hughes. Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement.
The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:
“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”
The shareholder vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Malvern Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.
The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Malvern Bancorp has appointed BDO USA, LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2014, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.
We have been advised by BDO USA, LLP that neither that firm nor any of its associates has any relationship with Malvern Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. BDO USA, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.
Change in Auditors
The Company’s financial statements for the fiscal years ended September 30, 2012 and 2011 were audited by ParenteBeard LLC. In July 2013, the Company dismissed ParenteBeard LLC and engaged BDO USA, LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2013. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors. In connection with their audit for the years ended September 30, 2012 and 2011 and during the subsequent interim period until the engagement of BDO USA, LLP, there were no disagreements with ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. The report on the financial statements for fiscal 2012 and 2011 of ParenteBeard LLC did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal 2012 and 2011, BDO USA. LLP, did not advise, and has not indicated to the Company that it had reason to advise, the Company of any “reportable event,” as defined in Item 304(a) of Regulation S-K of the Exchange Act. During fiscal 2012 and 2011, the Company had not consulted BDO USA, LLP, regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any other matters of a “reportable event.”
Audit Fees
The following table sets forth the aggregate fees paid by us to BDO USA, LLP, and ParenteBeard LLC for professional services rendered by them in connection with the audit of Malvern Bancorp’s consolidated financial statements for fiscal 2013 and 2012, respectively as well as the fees paid by us to BDO USA, LLP and ParenteBeard LLC for audit-related services, tax services and all other services rendered by BDO USA, LLP and ParenteBeard LLC to us during fiscal 2013 and 2012, respectively.

	Year Ended September 30,
	2013	2012
Audit fees (1)	$160,899	$145,596
Audit-related fees (2)	—	117,219
Tax fees	33,375	34,880
All other fees	11,170	42,955
Total	$205,444	$340,650

(1)
  Audit fees consist of fees incurred in connection with the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.
(2)
  Audit related fees include fees incurred in connection with the “second-step” conversion which was completed in October 2012.
The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.
Each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.
The Board of Directors recommends that you vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Bancorp relating to the next annual meeting of shareholders of Malvern Bancorp, which is anticipated to be held in February 2015, must be made in writing and filed with the Corporate Secretary, Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than September 5, 2014. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.
Shareholder proposals that are not submitted for inclusion in Malvern Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Malvern Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by September 5, 2014.The notice must include the information required by Section 2.10 of our Bylaws.
Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2015, this notice must be received by September 5, 2014. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Malvern Bancorp’s Bylaws.
Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Bancorp, Inc., c/o Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301. Ms. Stanke will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Malvern Bancorp’s Annual Report on Form 10-K for the year ended September 30, 2013 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.
Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.
The cost of the solicitation of proxies will be borne by Malvern Bancorp. Malvern Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Malvern Bancorp may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
MALVERN BANCORP, INC.
☒
  Please Mark Votes As in This Example
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 6, 2014 AND AT ANY ADJOURNMENT THEREOF.
The undersigned hereby appoints the Board of Directors of Malvern Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. held of record by the undersigned on December 18, 2013 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 6, 2014, at 10:00 a.m., Eastern Time, or at any adjournment thereof.
1.
  ELECTION of three directors for a three-year term and one director for a two-year term.
NOMINEES for a three-year term expiring in 2017: George E. Steinmetz, Stephen P. Scartozzi and John O’Grady
NOMINEE for a two-year term expiring in 2016: Ralph K. Packard

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.
  PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
  PROPOSAL to ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; and (iii) FOR the ratification of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2014.
The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please be sure to date and sign this Proxy Card in the box below.	Date
Sign above

----------------------------------------------------------------------------
☐
Detach above card, sign, date and mail in postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2014.   The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2013 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.
☐
MALVERN BANCORP, INC.

      The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2013, prior to the signing of this proxy.
      Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder needs to sign.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

MALVERN FEDERAL SAVINGS BANK
EMPLOYEES’ SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION BALLOT

MALVERN BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
☒
  Please Mark Votes As in This Example
The undersigned hereby instructs the Trustees of the Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) of Malvern Federal Savings Bank to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my 401(k) Plan account as of December 18, 2013 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 6, 2014, at 10:00 a.m., Eastern Time, or at any adjournment thereof.
1.
  ELECTION of three directors for a three-year term and one director for a two-year term.
NOMINEES for a three-year term expiring in 2017: George E. Steinmetz, Stephen P. Scartozzi and John O’Grady
NOMINEE for a two-year term expiring in 2016: Ralph K. Packard

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.
  PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
  PROPOSAL to ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
  In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; and (iii) FOR the ratification of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2014.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2013 prior to the signing of this card.

Please be sure to date and sign this Card in the box below.	Date
Sign above
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2014. The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2013 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.

MALVERN BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT

MALVERN BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
☒
  Please Mark Votes As in This Example
The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the “ESOP”) of Malvern Bancorp, Inc. to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my ESOP account as of December 18, 2013 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 6, 2014, at 10:00 a.m., Eastern Time, or at any adjournment thereof.
1.
  ELECTION of three directors for a three-year term and one director for a two-year term.
NOMINEES for a three-year term expiring in 2017: George E. Steinmetz, Stephen P. Scartozzi and John O’Grady
NOMINEE for a two-year term expiring in 2016: Ralph K. Packard

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.
  PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
  PROPOSAL to ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
  In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; and (iii) FOR the ratification of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2014.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2013 prior to the signing of this card.

Please be sure to date and sign this Card in the box below.	Date
Sign above
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2014. The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2013 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.

MALVERN BANCORP, INC.
January 3, 2014
To:
  Participants in the Malvern Federal Savings Bank Employees' Savings and Profit Sharing Plan (the “401(k) Plan”) and/or Employee Stock Ownership Plan (“ESOP”)
Re:
  Instructions for voting shares of Malvern Bancorp, Inc.
As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Malvern Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Malvern Bancorp allocated to your account in the 401(k) Plan and/or ESOP will be voted.
Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report on Form 10-K for the year ended September 30, 2013 and a Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s).
We urge each of you to vote, as a means of participating in the governance of the affairs of Malvern Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account and/or ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.
Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan and/or ESOP. If you also own shares of Malvern Bancorp common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.
Sincerely,

Ronald Anderson
President and Chief Executive Officer